Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports First Quarter 2022 Results
MIAMI –

April 28,

2022 –

USCB Financial

Holdings, Inc.

(the “Company”)

(NASDAQ: USCB)
, the

holding company

for U.S.
Century Bank,

reported net

income of

$4.9 million

or $0.24

per diluted

share for

the three

months ended

March 31, 2022,

compared
with net income of $4.8 million or $0.78 and $0.16 per diluted share for Class A and Class B common stock, respectively,

for the same
period in 2021. On December 21, 2021, the Company agreed to exchange all the outstanding shares of Class B common stock for Class
A common stock at a ratio of 5

to 1. As of December 31, 2021, the Company’s only class of securities issued and outstanding was Class
A common stock.
“Despite recent

broad macroeconomic

and geopolitical

concerns, I

am pleased

with our

first quarter

financial results,

which showed
continued growth in both

our loan and deposit portfolios.

We continue

to employ excess liquidity

to purchase securities and maximize
returns while maintaining pristine credit quality,”

said Luis de la Aguilera, President and Chief Executive Officer

(“CEO”).
During the first quarter

of 2022, the Board of

Directors (the “Board”) approved

a share repurchase program of

up to 750,000 shares of
Class A common stock. Under the repurchase program, the Company may purchase shares of Class A common stock on a discretionary
basis from time to time

through open market repurchases, privately

negotiated transactions, or other means.

As of March 31, 2022, the
Company had not repurchased any shares.

During the quarter ended March 31, 2022, the Company appointed the following three new Board members:
•
Ramon A.

Rodriguez (appointed

February 15,

2022) -

A well-respected

Certified Public

Accountant in

Florida with decades
of

experience,

currently

serves as

Chairman

and

CEO of

Cable

Insurance,

a property

and casualty

insurer

dedicated

to the
commercial automotive

market. Previously,

he was CEO

of Madsen Sapp

Mena Rodriguez &

Co. from 1971

until he retired
from

public

accounting

in

2009.

Mr.

Rodriguez

was

a

founder

and

board

member

of

DME

Corporation,

a

manufacturing
company in

the defense

and aerospace

sector,

from 1975

to 2009.

He also

served on

the board

of Republic

Services, Inc.,

a
solid waste company listed on the NYSE, from 1999 to 2020 and is a past chairman of the board.
•
Robert E. Kafafian

(appointed March 28,

2022) - A recognized

banking industry leader

in performance measurement

and the
founder, Chairman and

CEO of The Kafafian Group, Inc.

He has a distinguished 40-year career

consulting and advising more
than 500 financial institutions across the United States

and has been instrumental in the

design and development of a nationally
recognized bank profitability software

product. Mr.

Kafafian is a frequent speaker

and writer on a variety

of banking subjects
and is often quoted in banking periodicals. He teaches at numerous state, regional,

and national banking schools.
•
Maria C. Alonso (appointed March 31,

2022) - A highly regarded business

executive with a proven track record

spanning more
than

25

years

across

banking,

marketing,

social

responsibility,

and

community

engagement,

most

recently

served

as

the
President and CEO

of United Way Miami, one

of the region’s largest philanthropies, from

2017 through 2021. Her

involvement
in

community

organizations

has

included:

New

World

School

of

the

Arts

(past

Executive

Committee

Chair),

Leadership
Florida,

International

Women’s

Forum,

Greater

Miami

Chamber

of

Commerce

(past

Board

Chair),

Miami-Dade

Beacon
Council

(past

One

Community,

One

Goal

Co-Chair),

Camillus

House,

Miami

Dade

College

Foundation,

The

Miami
Foundation,

and

Teach

for

America.

Ms.

Alonso

is

a

recognized

community

leader

having

received

numerous

awards
celebrating her civic, business, and philanthropic contributions to the South

Florida community.
Unless otherwise

stated,

all percentage

comparisons

in

the bullet

points

below

are

calculated

for

the

quarter

ended

March 31,

2022
versus the quarter ended March 31, 2021 and annualized where appropriate

.
Profitability
•
Annualized return

on average

assets for

the quarter

ended March 31,

2022 was

1.03% compared

to 1.23%

for the first

quarter of
2021.
•
Annualized return

on average stockholders’

equity for the

quarter ended

March 31, 2022 was

9.75%

compared to

11.30%

for the
first quarter of 2021.

•
The efficiency ratio for the quarter ended March 31, 2022

increased to 58.88% compared to 58.64% for the first quarter of 2021.
•
Net interest margin decreased to 3.22% for the quarter

ended March 31, 2022 compared to 3.35% for the first quarter of 2021.
• Net interest income was $14.4 million for the quarter ended March 31, 2022, an increase of $1.9 million or 15.3% compared to the first quarter of 2021. The increase was primarily driven by higher loan and investment income along with lower deposit costs.

Balance Sheet
•
Total assets were $2.0

billion at March 31, 2022, representing an increase of $333.9 million or 20.4

%

from March 31, 2021.
•
Total deposits were $1.

7

billion at March 31, 2022, representing an increase of $309.1 million or 22.0%,

from March 31, 2021.
•
Total

shareholders’

equity

was

$192.0 million

at

March 31,

2022,

representing

an

increase

of

$21.6 million

or

12.7%

from
March 31, 2021.
•
Total loans were $1.3

billion at March 31, 2022, representing an increase of $154.4 million or 14.0% from

March 31, 2021.
Asset Quality
•
The allowance for credit losses was $15.1 million and $15.0 million as of March

31, 2022 and 2021, respectively.

•
The allowance

for credit

losses represented

1.20% of

total loans

at March 31,

2022 compared

to 1.36%

at March

31, 2021.

The
decrease in coverage was primarily driven by reduced uncertainty around the economic impact of the COVID-19 pandemic on our
loan portfolio.
•
Non-performing loans to total loans was 0.00% at March 31, 2022 compared to 0.06% at March 31, 2021.
Non-interest Income and Non-interest Expense
•
Non-interest

income totaled

$1.9

million

for

the

three

months

ended March 31,

2022
,

a
decrease
of

$
376

thousand

or 16.2%
compared to the same period in 2021. The decrease was primarily driven by fewer loan sales resulting in gains.
• Non-interest expense was $9.6 million for the three months ended March 31, 2022 compared to $8.7 million for the same period in
2021.

The

increase

was

primarily

driven

by

higher

salaries

and

employee

benefits

due

to

new

hires,

salary

compensation,

and
seasonal payroll taxes.
Capital
•
The Company and its wholly owned subsidiary, U.S. Century

Bank (the “Bank”), exceeded all regulatory capital requirements and remained significantly

above “well-capitalized”

guidelines. As

of March 31,

2022,
total risk-based

capital ratio

for the Company
and the Bank was 14.49% and 14.41%, respectively.
Conference Call and Webcast

USCB Financial

Holdings, Inc.

(the “Company”),

will host a

conference call

on Friday,

April 29,

2022, at

9:00 a.m. Eastern

Time to
discuss the Company’s unaudited

financial results for the quarter ended March 31, 2022. To

access the conference call, dial (844) 221-
2148 (domestically) or (929) 517-0937 (internationally) and use conference code 6069233.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at
www.uscentury.com

.
An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest community banks headquartered in

Miami, and one of

the largest community banks in

the state of Florida.

U.S. Century Bank
is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide range of

financial

products

and

services

and

supports

numerous

community

organizations,

including

the

Greater

Miami

Chamber

of
Commerce, the South

Florida Hispanic Chamber

of Commerce, and

ChamberSouth. For more

information or to

find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com .

Forward-Looking Statements
This earnings

release may contain statements

that are not

historical in nature are

intended to be, and

are hereby identified as,

forward-
looking statements for

purposes of the safe

harbor provided by

Section 21E of

the Securities Exchange

Act of 1934,

as amended. The
words “may,”

“will,” “anticipate,” “should,”

“would,” “believe,”

“contemplate,” “expect,”

“aim,” “plan,”

“estimate,” “continue,”

and
“intend,”

as

well

as

other

similar

words

and

expressions

of

the

future,

are

intended

to

identify

forward-looking

statements.

These
forward-looking

statements

include

statements

related

to

our

projected

growth,

anticipated

future

financial

performance,

and
management’s long-term performance goals, as

well as

statements relating to

the anticipated effects

on results of

operations and financial
condition from expected developments or events, or business and growth strategies, including anticipated internal growth.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent
of the impacts of the pandemic and related government stimulus programs;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control environment;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
• legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• the concentration of ownership of our Class A common stock;
• fluctuations in the price of our Class A common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, market, and monetary fluctuations;
•
increased competition and its effect on the pricing of our products and services as well as our margins;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or

revise any

forward-looking statement

to reflect

events or

circumstances after

the date

on which

the statement

is made

or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities

laws. You should also review the risk
factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, the Bank

filed with the FDIC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
underlying

performance

trends. Further,

management

uses these

measures

in managing

and

evaluating

the

Company’s

business

and
intends to

refer to

them in

discussions about

our operations

and performance.

Operating performance

measures should

be viewed

in
addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily
comparable to non-GAAP

measures that may

be presented by

other companies. To

the extent applicable,

reconciliations of these

non-
GAAP measures to the most directly

comparable GAAP measures can be

found in the ‘Non-GAAP Reconciliation

Tables’ included

in
the exhibits to this earnings release.
You

should assume that all numbers are unaudited unless otherwise noted.

Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended March 31,
2022 2021
Interest income:
Loans, including fees $ 12,982 $ 11,868
Investment securities 2,329 1,844
Interest-bearing deposits in financial institutions 31 16
Total interest income 15,342 13,728
Interest expense:
Interest-bearing deposits 16 14
Savings and money markets accounts 551 548
Time deposits 259 554
Federal Home Loan Bank advances 137 137
Total interest expense 963 1,253
Net interest income before provision for credit losses 14,379 12,475
Provision for credit losses - (160)
Net interest income after provision for credit losses 14,379 12,635
Non-interest income:

Service fees 900 889
Gain on sale of securities available for sale, net 21 62
Gain on sale of loans held for sale, net 334 964
Loan settlement 161 -
Other non-interest income 529 406
Total non-interest income 1,945 2,321
Non-interest expense:
Salaries and employee benefits 5,875 5,278
Occupancy 1,270 1,387
Regulatory assessment and fees 213 178
Consulting and legal fees 517 185
Network and information technology services 387 508
Other operating 1,350 1,141
Total non-interest expense 9,612 8,677
Net income before income tax expense 6,712 6,279
Income tax expense 1,858 1,498
Net income 4,854 4,781
Preferred stock dividend - 781
Net income available to common stockholders $ 4,854 $ 4,000
Allocation of net income per common stock class:
(1)

Class A $ 4,854 $ 3,042
Class B $ - $ 958
Per share information:
(1)
Class A common stock
(2)

Net income per share, basic $ 0.24 $ 0.78
Net income per share, diluted $ 0.24 $ 0.78
Class B common stock
Net income per share, basic $ - $ 0.16
Net income per share, diluted $ - $ 0.16
Weighted average shares outstanding:

Class A common stock
(2)
Basic 19,994,953 3,889,469
Diluted 20,109,783 3,913,279
Class B common stock

Basic - 6,121,052
Diluted - 6,121,052
(1)

For the three months ended March 31, 2021, the allocation

of net income available to common stockholders

was based on the weighted average shares outstanding
per common share class to the total weighted average shares

outstanding during the period. The income allocation is calculated using the weighted average shares
outstanding of Class B common stock on a as-converted basis (20%

per share equivalent to Class A common stock).

(2)

For the three months ended March 31, 2021, the common

stock outstanding, weighted average shares and net

income per share for the Class A common stock were
adjusted to reflect the 1 for 5 reverse stock split that occurred in June 2021.

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
Income Statement Data:
Net interest income $ 14,379 $ 14,076 $ 13,471 $ 12,474 $ 12,475
Provision for credit losses - - - - (160)
Net interest income after provision for credit losses 14,379 14,076 13,471 12,474 12,635
Service fees 900 961 856 903 889
Gain (loss) on sale of securities available for sale, net 21 35 (70) 187 62
Gain on sale of loans held for sale, net 334 107 532 23 964
Gain on sale of other assets - 983 - - -
Loan settlement 161 - 2,500 - -
Other income 529 558 399 403 406
Total non-interest income 1,945 2,644 4,217 1,516 2,321
Salaries and employee benefits 5,875 5,634 5,313 5,213 5,278
Occupancy 1,270 1,267 1,192 1,411 1,387
Regulatory assessment and fees 213 93 317 195 178
Consulting and legal fees 517 539 357 373 185
Network and information technology services 387 268 358 332 508
Other operating 1,350 1,518 1,470 1,150 1,141
Total non-interest expenses 9,612 9,319 9,007 8,674 8,677
Net income before income tax expense 6,712 7,401 8,681 5,316 6,279
Income tax expense 1,858 1,751 2,088 1,263 1,498
Net income 4,854 5,650 6,593 4,053 4,781
Preferred stock dividend - - 542 754 781
Exchange and redemption of preferred shares - - 89,585 - -
Net income (loss) available to common stockholders $ 4,854 $ 5,650 $ (83,534) $ 3,299 $ 4,000
Allocation of net income (loss) per common stock class:
(1)

Class A $ 4,854 $ 5,650 $ (77,278) $ 2,509 $ 3,042
Class B $ - $ - $ (6,256) $ 790 $ 958
Per share information:
Class A common stock
(2)

Net income (loss) per share, basic $ 0.24 $ 0.30 $ (5.11) $ 0.65 $ 0.78
Net income (loss) per share, diluted $ 0.24 $ 0.30 $ (5.11) $ 0.64 $ 0.78
Class B common stock
Net income (loss) per share, basic $ - $ - $ (1.02) $ 0.13 $ 0.16
Net income (loss) per share, diluted $ - $ - $ (1.02) $ 0.13 $ 0.16
Balance Sheet Data (at period-end):

Cash and cash equivalents $ 94,113 $ 46,228 $ 69,597 $ 47,117 $ 105,940
Securities available-for-sale $ 392,214 $ 401,542 $ 328,171 $ 395,804 $ 341,344
Securities held-to-maturity $ 122,361 $ 122,658 $ 99,866 $ - $ -
Total securities $ 514,575 $ 524,200 $ 428,037 $ 395,804 $ 341,344
Loans held for investment
(3)
$ 1,258,388 $ 1,190,081 $ 1,176,412 $ 1,145,095 $ 1,103,981
Allowance for credit losses $ (15,074) $ (15,057) $ (14,900) $ (14,848) $ (15,009)
Total assets $ 1,967,252 $ 1,853,939 $ 1,755,011 $ 1,667,005 $ 1,633,359
Non-interest-bearing deposits $ 656,622 $ 605,425 $ 570,091 $ 555,993 $ 516,550
Interest-bearing deposits $ 1,056,672 $ 984,954 $ 914,498 $ 882,783 $ 887,681
Total deposits $ 1,713,294 $ 1,590,379 $ 1,484,589 $ 1,438,776 $ 1,404,231
Federal Home Loan Bank advances and other borrowings $ 36,000 $ 36,000 $ 36,000 $ 36,000 $ 36,000
Total liabilities $ 1,775,213 $ 1,650,042 $ 1,553,093 $ 1,500,703 $ 1,462,934
Total stockholders' equity $ 192,039 $ 203,897 $ 201,918 $ 166,302 $ 170,425
Capital ratios:
(4)

Leverage ratio 9.47% 9.55% 9.69% 7.91% 8.57%
Common equity tier 1 capital 13.35% 13.70% 13.85% 9.24% 9.47%
Tier 1 risk-based capital 13.35% 13.70% 13.85% 11.44% 12.54%
Total risk-based capital

14.49% 14.92% 15.10% 12.69% 13.80%
(1)

The allocation of net income (loss) available to common

stockholders was based on the weighted average

shares outstanding per common share class to the total
weighted average shares outstanding during each period. The income

(loss) allocation is calculated using the weighted average shares outstanding of Class B common
stock on a as-converted basis (20% per share equivalent

to Class A common stock).

(2)

The quarters ended June 30, 2021 and prior were all adjusted for the 1 for 5 reverse stock split.
(3)

Loan amounts include deferred fees/costs.
(4)

The Bank Holding Company was formed during

the quarter ended December 31, 2021. As such, the capital ratios for Q1 2022 and Q4 2021 are for the Bank
Holding Company and for Q3 2021 and prior are for the

Bank.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
Average balance sheet data:
Cash and cash equivalents $ 99,911 $ 87,819 $ 116,622 $ 108,028 $ 86,157
Securities available-for-sale $ 385,748 $ 374,589 $ 346,407 $ 382,990 $ 334,723
Securities held-to-maturity $ 122,381 $ 114,108 $ 51,238 $ - $ -
Total securities $ 508,129 $ 488,697 $ 397,645 $ 382,990 $ 334,723
Loans held for investment
(1)
$ 1,211,432 $ 1,158,755 $ 1,144,275 $ 1,088,492 $ 1,071,782
Total assets $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060 $ 1,573,881
Interest-bearing deposits $ 1,023,844 $ 958,241 $ 912,330 $ 896,271 $ 861,300
Non-interest-bearing deposits $ 626,400 $ 603,735 $ 564,928 $ 535,894 $ 482,376
Total deposits $ 1,650,244 $ 1,561,976 $ 1,477,258 $ 1,432,165 $ 1,343,676
Federal Home Loan Bank advances and other borrowings $ 36,011 $ 36,000 $ 36,000 $ 36,000 $ 36,000
Total liabilities $ 1,711,624 $ 1,625,675 $ 1,546,414 $ 1,493,129 $ 1,402,305
Total stockholders' equity $ 201,860 $ 202,362 $ 195,009 $ 166,931 $ 171,576
Performance ratios:
Return on average assets
(2)
1.03% 1.23% 1.50% 0.98% 1.23%
Return on average equity
(2)
9.75% 11.08% 13.41% 9.74% 11.30%
Net interest margin
(2)
3.22% 3.19% 3.19% 3.14% 3.35%
Non-interest income to average assets
(2)
0.41% 0.57% 0.96% 0.37% 0.60%
Efficiency ratio
(3)
58.88% 55.74% 50.92% 62.00% 58.64%
Loans by type (at period end):
(4)
Residential real estate $ 204,317 $ 201,359 $ 201,124 $ 213,575 $ 231,554
Commercial real estate $ 782,072 $ 704,988 $ 693,469 $ 673,944 $ 650,762
Commercial and industrial $ 134,832 $ 146,592 $ 137,486 $ 155,440 $ 174,546
Foreign banks $ 63,985 $ 59,491 $ 58,839 $ 62,042 $ 45,659
Consumer and other

$ 73,765 $ 79,229 $ 87,515 $ 43,979 $ 5,627
Asset quality data:

Allowance for credit losses to total loans 1.20% 1.27% 1.27% 1.30% 1.36%
Allowance for credit losses to non-performing loans - % 1,265% 82,778% 74,240% 2,214%
Non-accrual loans less non-accrual TDRs - 1,190 - - 228
Non-accrual TDRs - - 18 20 450
Loans- over 90 days past due and accruing - - - - -
Total non-performing loans
(5)
- 1,190 18 20 678
Non-performing loans to total loans - % 0.10% 0.00% 0.00% 0.06%
Non-performing assets to total assets - % 0.06% 0.00% 0.00% 0.04%
Net charge-offs (recoveries of) to average loans
(2)
(0.01)% (0.05)% (0.02)% 0.06% (0.03)%
Net charge-offs (recovery of) credit losses (17) (157) (51) 160 (83)
Interest rates and yields:
(2)

Loans 4.35% 4.32% 4.29% 4.19% 4.43%
Investment securities

1.85% 1.81% 1.86% 2.04% 2.19%
Total interest-earning assets 3.43% 3.41% 3.43% 3.41% 3.69%
Deposits 0.20% 0.21% 0.22% 0.26% 0.34%
Borrowings and repurchase agreements 1.54% 1.51% 1.52% 1.52% 1.52%
Total interest-bearing liabilities 0.37% 0.38% 0.40% 0.45% 0.57%
Other information:
Full-time equivalent employees 190 187 184 183 186
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same for the periods presented since there were no impaired investments or
other real estate owned (OREO) recorded.

USCB FINANCIAL

HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended March 31,
2022 2021
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,211,432 $ 12,982 4.35% $ 1,071,782 $ 11,868 4.43%
Investment securities
(3)
510,257 2,329 1.85% 337,434 1,844 2.19%
Other interest-earnings assets 90,137 31 0.14% 78,568 16 0.08%
Total interest-earning assets 1,811,826 15,342 3.43% 1,487,784 13,728 3.69%
Non-interest-earning assets 101,658

86,097

Total assets $ 1,913,484 $ 1,573,881
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing demand deposits $ 64,436 16 0.10% $ 44,549 14 0.13%
Saving and money market deposits 736,134 551 0.30% 568,595 548 0.39%
Time deposits 223,274 259 0.47% 248,156 554 0.91%
Total interest-bearing deposits 1,023,844 826 0.33% 861,300 1,116 0.53%
Borrowings and repurchase agreements 36,011 137 1.54% 36,000 137 1.52%
Total interest-bearing liabilities 1,059,855 963 0.37% 897,300 1,253 0.57%
Non-interest-bearing demand deposits 626,400

482,376

Other non-interest-bearing liabilities 25,369 22,629
Total

liabilities
1,711,624

1,402,305

Stockholders' equity 201,860 171,576
Total liabilities and stockholders' equity $ 1,913,484

$ 1,573,881

Net interest income $ 14,379 $ 12,475
Net interest spread
(4)
3.07% 3.13%
Net interest margin
(5)
3.22% 3.35%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
Pre-Tax Pre-Provision ("PTPP") Income:
Net income $ 4,854 $ 5,650 $ 6,593 $ 4,053 $ 4,781
Plus: Provision for income taxes 1,858 1,751 2,088 1,263 1,498
Plus: Provision for (recovery of) credit losses - - - - (160)
PTPP income $ 6,712 $ 7,401 $ 8,681 $ 5,316 $ 6,119
PTPP Return on Average Assets:

PTPP income $ 6,712 $ 7,401 $ 8,681 $ 5,316 $ 6,119
Average assets $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060 $ 1,573,881
PTPP return on average assets
(1)
1.42% 1.61% 1.98% 1.28% 1.58%

Operating Net Income:
Net income $ 4,854 $ 5,650 $ 6,593 $ 4,053 $ 4,781
Less: Net gains (losses) on sale of securities 21 35 (70) 187 62
Less: Tax effect on sale of securities (5) (9) 17 (46) (15)
Operating net income $ 4,838 $ 5,624 $ 6,646 $ 3,912 $ 4,734

Operating PTPP Income:
PTPP income $ 6,712 $ 7,401 $ 8,681 $ 5,316 $ 6,119
Less: Net gains (losses) on sale of securities 21 35 (70) 187 62
Operating PTPP Income $ 6,691 $ 7,366 $ 8,751 $ 5,129 $ 6,057
Operating PTPP Return on Average Assets:

Operating PTPP income $ 6,691 $ 7,366 $ 8,751 $ 5,129 $ 6,057
Average assets $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060 $ 1,573,881
Operating PTPP Return on average assets
(1)
1.42% 1.60% 1.99% 1.24% 1.56%

Operating Return on Average Assets:
Operating net income $ 4,838 $ 5,624 $ 6,646 $ 3,912 $ 4,734
Average assets $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060 $ 1,573,881
Operating return on average assets
(1)
1.03% 1.22% 1.51% 0.95% 1.22%
(1)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity (GAAP) $ 192,039 $ 203,897 $ 201,918 $ 166,302 $ 170,425
Less: Intangible assets - - - - -
Less: Preferred stock - - - 24,616 32,077
Tangible stockholders' equity (non-GAAP) $ 192,039 $ 203,897 $ 201,918 $ 141,686 $ 138,348
Total shares issued and outstanding (at period-end):
(2)
Class A common shares 20,000,753 19,991,753 18,767,541 3,889,469 3,889,469
Class B common shares - - 1,224,212 1,224,212 1,224,212
Total common shares issued and outstanding 20,000,753 19,991,753 19,991,753 5,113,681 5,113,681
Tangible book value per common share (non-GAAP) $ 9.60 $ 10.20 $ 10.10 $ 27.71 $ 27.05

Operating net income available to common stockholders:
(1)
Net income (GAAP) $ 4,854 $ 5,650 $ 6,593 $ 4,053 $ 4,781
Less: Preferred dividends - - 542 754 781
Less: Exchange and redemption of preferred shares - - 89,585 - -
Net income (loss) available to common stockholders (GAAP) 4,854 5,650 (83,534) 3,299 4,000
Add back: Exchange and redemption of preferred shares - - 89,585 - -
Operating net income avail. to common stock (non-GAAP)

$ 4,854 $ 5,650 $ 6,051 $ 3,299 $ 4,000
Allocation of operating net income per common stock

class:

Class A common stock $ 4,854 $ 5,650 $ 5,598 $ 2,509 $ 3,042
Class B common stock $ - $ - $ 453 $ 790 $ 958
Weighted average shares outstanding:
Class A common stock

Basic 19,994,953 18,913,914 15,121,460 3,889,469 3,889,469
Diluted 20,109,783 19,023,686 15,187,729 3,933,636 3,913,279
Class B common stock
Basic - - 6,121,052 6,121,052 6,121,052
Diluted - - 6,121,052 6,121,052 6,121,052
Diluted EPS:
(3) (4)

Class A common stock
Net income (loss) per diluted share (GAAP) $ 0.24 $ 0.30 $ (5.11) $ 0.64 $ 0.78
Add back: Exchange and redemption of preferred shares - - 5.48 - -
Operating net income per diluted share (non-GAAP) $ 0.24 $ 0.30 $ 0.37 $ 0.64 $ 0.78
Class B common stock
Net income (loss) per diluted share (GAAP) $ - $ - $ (1.02) $ 0.13 $ 0.16
Add back: Exchange and redemption of preferred shares - - 1.09 - -
Operating net income per diluted share (non-GAAP) $ - $ - $ 0.07 $ 0.13 $ 0.16
(1)

The Company believes these non-GAAP measurements

are a key indicator of the ongoing earnings power

of the Company.
(2)

During the quarter ended September 30, 2021, 47,473

shares of Class C preferred stock and 11,061,552 shares of Class D preferred stock converted into 10,278,072
shares of Class A common stock. Additionally, the Bank closed on the initial public offering of its Class A common stock on July 27, 2021, in which it

issued
4,600,000 shares of Class A common stock. As such, the

total shares issued and outstanding of Class A common stock

was 18,767,541 shares at September 30, 2021.
(3)

During the quarter ended September 30, 2021, basic

net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares
outstanding would have been antidilutive.

(4)

During the quarter ended December 31, 2021, the Company

entered into agreements with the Class B shareholders

to exchange all outstanding Class B non-voting
stock for Class A voting common stock at a ratio of

5 to 1. In calculating net income (loss) per diluted share

for the prior quarters presented, the allocation of operating net income available to common stockholders was based

on the weighted average shares outstanding per common share

class to the total weighted average shares
outstanding during each period. The operating net income allocation was calculated using the weighted average shares

outstanding of Class B common stock on a as-
converted basis.